Exhibit 99.1
Snowflake Announces Proposed Private Placement of $2.0 Billion of Convertible Senior Notes

No-Headquarters/BOZEMAN, Mont. – September 23, 2024 – Snowflake Inc. (NYSE: SNOW) (“Snowflake”), the AI Data Cloud Company, today announced that it intends to offer, subject to market conditions and other factors, $1.0 billion aggregate principal amount of its Convertible Senior Notes due 2027 (the “2027 notes”) and $1.0 billion aggregate principal amount of its Convertible Senior Notes due 2029 (the “2029 notes,” and together with the 2027 notes, the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Snowflake also intends to grant the initial purchasers of the notes options to purchase, within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $150.0 million aggregate principal amount of the 2027 notes and up to an additional $150.0 million aggregate principal amount of the 2029 notes.
The notes will be general unsecured obligations of Snowflake and will accrue interest payable semiannually in arrears. Upon conversion, Snowflake will pay or deliver, as the case may be, cash, shares of Snowflake’s Class A common stock, par value $0.0001 per share (“common stock”), or a combination of cash and shares of Snowflake’s common stock, at its election. The interest rate, initial conversion rate and other terms of each series of notes will be determined at the time of pricing of the offering.
Snowflake expects to use the net proceeds from the offering to pay the cost of the capped call transactions described below, to repurchase up to $575.0 million of shares of its common stock from purchasers of the notes in the offering in privately negotiated transactions as described below and for general corporate purposes, which may include other repurchases of its common stock from time to time under its existing or any future stock repurchase program, as well as acquisitions or strategic investments in complementary businesses or technologies, although Snowflake does not currently have any plans for any such acquisitions or investments. If the initial purchasers exercise their option to purchase additional notes of a series, Snowflake expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with respect to the relevant series of notes as to which the option was exercised with the relevant option counterparties as described below, and the remainder for other general corporate purposes as described above.
In connection with the pricing of the notes, Snowflake expects to enter into privately negotiated capped call transactions relating to each series of notes with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “option counterparties”). The capped call transactions relating to the 2027 notes will cover, subject to customary adjustments substantially similar to those applicable to the 2027 notes, the number of shares of common stock initially underlying the 2027 notes, and the capped call transactions relating to the 2029 notes will cover, subject to customary adjustments substantially similar to those applicable to the 2029 notes, the number of shares of common stock initially underlying the 2029 notes. The capped call transactions relating to each series of notes are generally expected to reduce the potential dilution to Snowflake’s common stock upon any conversion of the relevant series of notes and/or offset any cash payments Snowflake is required to make in excess of the principal amount of converted notes of such series, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, Snowflake expects the option counterparties or their respective affiliates will enter into various derivative transactions with respect to Snowflake’s common stock and/or purchase shares of Snowflake’s common stock concurrently with or shortly after the pricing of the notes, including with, or from, certain investors in the notes. This activity could increase (or reduce the size of any decrease in) the market price of Snowflake’s common stock or the notes at that time.
In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Snowflake’s common stock and/or purchasing or selling shares of common stock or other securities of Snowflake in secondary market transactions following the pricing of the notes and prior to the maturity of each series of notes (and are likely to do so during any observation period related to a conversion of the notes or, to the extent Snowflake exercises the relevant election under the capped call transactions, following any repurchase or redemption of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Snowflake’s common stock or the notes, which could affect a noteholder’s ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares, if any, and value of the consideration that a noteholder will receive upon conversion of the notes.
Snowflake expects to use up to $575.0 million of the net proceeds from the offering to repurchase shares of its common stock from purchasers of the notes in the offering in privately negotiated transactions entered into concurrently with the pricing of the notes in the offering with or through one of the initial purchasers or its affiliate (the “stock repurchases”). Snowflake expects the purchase price per share of the common stock repurchased in the stock repurchases will equal the closing price per share of its common stock on the date of the offering. The stock repurchases will be effected as part of Snowflake’s stock repurchase program authorized by its board of directors in February 2023 and increased and extended in August 2024. Accordingly, the stock repurchases will reduce the approximately $2.55 billion remaining amount authorized and available under such stock repurchase program as of the date hereof. No assurance can be given as to how much, if any, of Snowflake’s common stock will be repurchased or the terms on which it will be repurchased. This press release is not an offer to repurchase shares of Snowflake’s common stock, and the offering of the notes is not contingent upon the repurchase of shares of Snowflake’s common stock.
The capped call transactions and the stock repurchases could increase (or reduce the size of any decrease in) the market price of Snowflake’s common stock, which may affect the trading price of the notes offered in the offering at that time and the initial conversion price of the relevant series of notes. Snowflake cannot predict the magnitude of such market activity or the overall effect these transactions will have on the price of the notes offered in the offering or its common stock.
The notes and any shares of Snowflake’s common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.
This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.
Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding, among other things, the proposed offering, including statements concerning the proposed terms and anticipated completion, timing and size of the proposed offering of the notes, the capped call transactions and any stock repurchases, the anticipated use of proceeds from the proposed offering, the timing or amount of any repurchases of shares of our common stock, and the potential impact of the foregoing or related transactions on dilution to holders of our common stock and the market price of our common stock, the trading price of each series of notes or the conversion price of each series of notes. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual events, results or outcomes to differ materially from those expressed or implied by the forward-looking statements. These risks include, but are not limited to, market risks, trends and conditions, our ability to complete the proposed offering on the expected terms, or at all, whether we will be able to satisfy closing conditions related to the proposed offering, whether and on what terms we may repurchase any shares of our common stock, changes in the structure or terms of the capped call transactions and unanticipated uses of capital, any of which could differ or change based upon market conditions or for other reasons, and those risks included in the section titled “Risk Factors” in our Securities and Exchange Commission (“SEC”) filings and reports, including our Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2024 and other filings that we make from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except as required by law, we undertake no obligation to update such forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

About Snowflake
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Contact:
Investor Contact:
Jimmy Sexton
Senior Finance Director, Head of Investor Relations
IR@snowflake.com

Press Contact:
Eszter Szikora
Press@snowflake.com